Atacama Resources Promissory Note

US $10,000 March 4, 2024

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of Cliff Baschuk, the principal sum of US $10,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

- If signed by the investor, and funds provided, Atacama Resources will convert this note to 3,000,000 restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

- After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor ____________________
Signature

Cliff Baschuk
Printed Name

Atacama Resources Intl. **/s/ Glenn Grant**
Signature

Glenn Grant
Printed Name

Atacama Resources Promissory Note

US $25,000 June 16 , 2024

FOR VALUE RECEIVED, Atacama Resources International hereby promises to pay to the order of Leonard Bilodeau, the principal sum of US $25,000 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL.

Atacama Resources is soliciting funds to cover the costs associated with purchasing new mining claims and covering the costs of developing the existing mining claims. The company will repay funds received and covered by this promissory note at an annual rate of 8% with a maturity period of one year or provide equity in the Company as follows:

1. If signed by the investor, and funds provided by June 10, 2024, Atacama Resources will convert this note to 3,787,879 shares of restricted (Rule 144) Atacama Resources common shares after the company receives written confirmation that the CTO has been lifted.

2. After the CTO has been lifted, the waiting period for the removal of the Rule 144 legend (restriction removal) is twelve months. The Atacama Resources Rule 144 restricted share certificate will be issued within 15 days after the CTO is removed.

GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, Atacama Resources and Investor have executed this Promissory Note as of the day and year first above written.

Investor

DocuSigned by:
20B0B744982C41A...
Signature

Leonard Bilodeau

Printed Name

Atacama Resources Intl.

Gregory Praver
Signature

Greg Praver
Printed Name